Exhibit 99.1

Gaylord Entertainment Company

Investor Presentation

May 2012

GAYLORD HOTELS®

GRANDOLE OPRY®

FORWARD LOOKING STATEMENTS AND IMPORTANT DISCLOSURES

This slide presentation contains “forward-looking statements” concerning the Gaylord Entertainment Company’s (the “Company”) goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: risks and uncertainties associated with economic conditions affecting the hospitality business generally; the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders or the private letter ruling from the IRS; the Company’s expectation to elect and qualify for REIT status and the timing and effect of that election; the Company’s ability to remain qualified as a REIT; the form, timing and amount of the special earnings and profits distribution; the Company’s and Marriott ’s ability to consummate the sale; operating costs and business disruption may be greater than expected; and the Company’s ability to realize cost savings and revenue enhancements from the proposed REIT conversion. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Gaylord Entertainment Co. 2

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company expects to restructure its operations in connection with the proposed REIT conversion and as part of this restructuring it intends to file with the SEC a proxy statement and other documents regarding the proposed REIT conversion. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED REIT CONVERSION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REIT CONVERSION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to Gaylord’s Investor Relations website page at www.gaylordentertainment.com or by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Gaylord Entertainment Co. 3

INTERESTS OF PARTICIPANTS

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed REIT conversion will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

Gaylord Entertainment Co. 4

TABLE OF CONTENTS

GAYLORD HOTELS®

GRANDOLE OPRY®

I. Situation Overview

II. Unique Portfolio and Focus

III. Lodging REIT Comparison

IV. Growth Opportunities

V. Capitalization

Gaylord Entertainment Co. 5

I. SITUATION OVERVIEW

GAYLORD ENTERTAINMENT®

SITUATION OVERVIEW

Gaylord Entertainment (“Gaylord” or the “Company”) is a hospitality lodging company with a unique focus on the large group meetings/convention sector

Gaylord is one of the only publicly traded lodging companies that owns and operates 100% of its hotel properties

The Challenge:

For the past few years, the Company has been undervalued by the public equity markets

– Company has built a very well recognized and respected brand

– Assets have demonstrated good profit growth – even during a challenging economic environment

– Shares have consistently traded at a discount to C-corp peers

As an owner and operator of “big-box” resort hotels, Gaylord is faced with a few challenges:

– Overhead costs spread over a relatively small property portfolio

– Atypical level of asset ownership for a C-Corp structure

– Limited ability to grow asset base as it is currently configured

– High level of capital and significant lead time required to develop convention-focused hotels

I. Situation Overview Gaylord Entertainment Co. 7

THE SOLUTION

Sell the Gaylord brand and management company for significant cash

Significantly reduce corporate overhead

Significantly reduce property level expenses

Work with world-class lodging operator who will deliver revenue synergies through new customer flows, an expansive frequent traveler program and a leading capability in managing group business

Convert Gaylord to tax-efficient lodging REIT structure

I. Situation Overview Gaylord Entertainment Co. 8

ESTIMATED REIT VALUE CREATION – THREE COMPONENTS

I. Non-Recurring Adjustments ($ in millions) Low Range High Range

Upfront proceeds from sale of management contracts $ 210 – $ 210

Brand conversion, severance and transaction costs (55) – (55)

Cash taxes 1 (53) – (43)

Cash dividend payment 2 (83) – (90)

Cash Impact 19 – 22

Cash dividend received 2 83 – 90

Total non-recurring impact to shareholders $ 102 – $ 112

II. Recurring Cost Savings ($ in millions)

Property level cost savings 3 $ 19 – $ 24

Corporate level cost savings 4 14 – 16

Total recurring cost savings 3 4 $ 33 – $ 40

III. Recurring Revenue Synergies

In addition to the cost savings highlighted above, Gaylord expects revenue synergies from a combination of:

Marriott’s strong relationships with meeting planners and group customers

Access to Marriott Rewards program members

1 Represents taxes associated with up-front payment net of the Company’s remaining Net Operating Losses (NOLs).

2 Based on estimated earnings and profits purge $415 - $450 million resulting from REIT conversion, with 20% being funded with cash and 80% funded with stock.

3 Property level cost savings include estimated cost and procurement synergies; savings shown are net of management fees.

4 Corporate savings shown are net of management fees

I. Situation Overview Gaylord Entertainment Co. 9

PROCESS TO EVALUATE OPPORTUNITIES TO ENHANCE SHAREHOLDER VALUE

In August 2011, Gaylord retained Deutsche Bank Securities Inc. to help evaluate opportunities to enhance shareholder value; subsequently, management and its advisors presented to the Board several strategic alternatives designed to increase shareholder value

– Leveraged recapitalization

– Reorganization as a REIT

– Sale of company to third party

– Sale of assets to third party or parties

In November 2011, the Board authorized management to explore the sale of the operating company and reorganization as a REIT and a Negotiating Committee was formed to oversee the process

Through an RFP process, Gaylord solicited bids from four operators to purchase the management company and brand

In February 2012, Gaylord retained McKinsey & Co. to help evaluate the overall fit and synergies for each of the operators as well as perform various diligence related tasks

On May 30, based on the recommendation of the Negotiating Committee, the Board decided to pursue the sale of the management company and brand to Marriott International and convert to a REIT

– This transaction should enable the Company to overcome the challenges it faces and unlock significant value for shareholders while retaining ownership of the properties (which are expected to increase in value through the recovery)

I. Situation Overview Gaylord Entertainment Co. 10

TRANSACTION SUMMARY

Sell the management company and brand for $210 million and subsequently reorganize as a REIT

– Company expects to realize ~$14 to ~$16 million in annualized corporate level savings

Marriott will manage the hotels under the Gaylord brand for an initial term of 35 years

– Property level savings net of management fees expected to be ~$19 to ~$24 million per annum; additionally, Gaylord assets should realize a material amount of revenue synergies

– The company will pay a base management fee as well as an incentive fee in excess of a preferred return

Company expects to incur ~$55 million in one-time conversion, transaction and severance expense

Iconic Grand Ole Opry, along with the company’s Nashville-based attractions will remain and be operated within taxable REIT subsidiaries

Shareholders will receive a special dividend relating to the earnings and profits purge required for a conversion from a C-corporation to a REIT

– Company estimates the E&P distribution to total approximately $415 to $450 million

– After receiving a private letter ruling from the IRS, the Company intends to pay 80% of the dividend in shares of Gaylord common stock and 20% in cash

Transaction will require approval of Gaylord shareholders

I. Situation Overview Gaylord Entertainment Co. 11

ILLUSTRATIVE TRANSACTION STRUCTURE

Current

Public Shareholders

Gaylord

(C-corporation)

100% Owned and Managed

Real Estate Assets and Other Attractions

Planned

Public Shareholders

Gaylord (REIT)

Third-party operator

100% Owned

100% Owned

100% Owned and Managed

Hotel trademarks/ intellectual property

Long-term management contract

“OpCo” (taxable REIT subsidiary)

Lease

Real Estate Assets

Opry & Other Attractions (taxable REIT subsidiary)

I. Situation Overview Gaylord Entertainment Co. 12

REIT CONVERSION TIMELINE

Company intends to declare REIT status effective January 1, 2013

May 31

Announcement of sale of management contracts

June

File proxy statement with the SEC

August

Shareholder vote to approve transaction

October

Marriott to commence management of hotel assets

November

Ex-dividend date for earnings and profits purge

January

Conversion from C-corporation to REIT

I. Situation Overview Gaylord Entertainment Co. 13

STRATEGIC RATIONALE

Alignment with best-in-class operator

Combines convention hotels of the two companies most preferred by meeting planners

Marriott is expected to drive significant transient demand at the Gaylord properties

Up-front payment

$210 million up-front payment in exchange for management and brand rights

Opportunity for cost revenue synergies

Transferring mgmt to Marriott expected to reduce annual property costs by $19-$24 million

Gaylord expected to realize corporate overhead savings that total approximately $14-$16 million under a REIT structure

Leverage Marriott’s distribution to generate significant revenue synergies

Tax efficient structure

Improved cash flow generation from reduction of corporate income tax

Taxable REIT subsidiary structure to capture non-REIT income from Opry and other attractions segment

I. Situation Overview Gaylord Entertainment Co. 14

WHY MARRIOTT?

Significant brand and marketing scale

Preferred operator by meeting planners

Marriott Rewards program

Ability to drive visitation

Significant recurring cost savings

Dominant large group distribution with 66 convention hotels managed worldwide

Network hotels command 112% RevPAR index premium over competitive set

#1 ranked preferred brand for booking large meetings requiring 200 – 2,000 rooms

#1 ranked operator for satisfying all large meeting needs

38 million members worldwide

11.2 million members reside within 300 miles of a Gaylord hotel

Employs a team of 2,960 sales associates across eight U.S. markets

$19-$24 million gross property level cost and procurement reductions anticipated on an annualized basis (net of management fees)

Source: Marriott International presentation, Company projections, and Company research

I. Situation Overview Gaylord Entertainment Co. 15

ILLUSTRATIVE FFO AND AFFO – BASED ON 2013 CONSENSUS ESTIMATE

($ in millions) 2013

Low High

Consensus net income $54 $54

Add: Tax Savings(a) 15 15

Add: Cost savings 33 40

Pro forma net income $102 $109

Add: Consensus depreciation 124 124

Pro forma FFO $226 $233

Less: Consensus capital expenditures (56) (56)

Add: Non-cash Ground Rent 6 6

Add: Amortization of Debt Premiums/Disc. 15 15

Add: Amortization of DFC 5 5

Pro forma AFFO $196 $203

(a) Assumes REIT pays $10 million in taxes. Based on consensus 2013 taxes estimate of $25 million.

NOTE: THE TABLE ABOVE IS ILLUSTRATIVE ONLY AND IS BASED ON CONSENSUS ESTIMATES. THE COMPANY HAS NOT MADE ANY ESTIMATES OF 2013 PERFORMANCE, AND THIS PRESENTATION IS GIVEN SOLELY TO ILLUSTRATE THE EFFECTS OF THE PROPOSED TRANSACTIONS.

Source: First Call Consensus and Company estimates

I. Situation Overview Gaylord Entertainment Co. 16

II. UNIQUE PORTFOLIO AND FOCUS

GAYLORD ENTERTAINMENT®

UNIQUE REIT STRATEGY

Gaylord will be the only publicly traded REIT that will be focused on group-oriented destination hotel assets located in urban and resort markets

II. Unique Portfolio and Focus Gaylord Entertainment Co. 18

OVERVIEW OF CURRENT ASSETS

Gaylord

a Delaware REIT

Year Completed Location Rooms Meeting Space Atriums F&B Outlets Retail Outlets

GAYLORD OPRYLAND

1977

Nashville, TN

2,882

640,000 sq ft

9 acres

17

25

GAYLORD PALMS

2002

Kissimmee, FL

1,406

400,000 sq ft

4 acres

9

9

GAYLORD TEXAN

2004

Dallas, TX

1,511

400,000 sq ft

4 acres

11

7

GAYLORD NATIONAL

2008

Washington, D.C.

1,996

470,000 sq ft

2 acres

10

5

RADISSON NASHVILLE

303 rooms

(to be managed by independent 3rd Party Operator)

Taxable REIT subsidiary

Ryman Auditorium

Grand Ole Opry

General Jackson

Wildhorse Saloon

Gaylord Springs Golf Course

II. Unique Portfolio and Focus Gaylord Entertainment Co. 19

UNIQUE REVENUE MIX AND VISIBILITY

Our assets are custom built to serve meeting planners, resulting in a unique customer mix that provides unmatched visibility and protection

- We anticipate that the addition of Marriott will improve the quality of the group business mix

Customer Mix

Transient 22%

Group 78%

Group Business Mix

50% Corporate

35% Association

15% Other

Average Group Booking Window (yrs)

Corporate 1.5

Association 4.3

Other 2.7

Note: Customer mix is based on full year 2011 for all hotels (includes Opryland, Palms, Texan, National and Radisson).

II. Unique Portfolio and Focus Gaylord Entertainment Co. 20

SIGNIFICANT NON-ROOM REVENUE

“All under one roof” offerings capture a greater share of the meeting attendee spending

- Approximately 70% of outside the room spend is related to food and beverage offerings

Revenue Mix FY 2011

Room 40%

Outside the Room 60%

Outside the room revenue mix FY 2011

44% Banquets

25% Food & beverage outlets

31% Other

Note: Revenue profile numbers are based on full year 2011 for all hotels (includes Opryland, Palms, Texan, National and Radisson).

II. Unique Portfolio and Focus Gaylord Entertainment Co. 21

CONTRACTS PROVIDE A MEASURE OF PROFIT PROTECTION

Our contractual model and group focus worked as designed and delivered high margin revenue that partially offset declines in RevPAR during the recession

Attrition and cancellation fee collections for our hotels brand peaked in 2009 and have steadily decreased as the market continues to recover

Gaylord Hotels Fee Collections

vs. Occupancy

$30.0

$15.0

$0.0

78%

80%

72%

$27.7

71%

72%

66%

65%

Fee Collections

US$ in Millions

$14.6

Occupancy

$10.3

$9.3

$9.2

50%

2007

2008

2009

2010

2011

Attrition & Cancellation Fees Occupancy

Source: Company filings

Note: 2008 includes the opening of the Gaylord National in April; 2010 includes the flood impact to Gaylord Opryland - which was closed for 6 months for repair

II. Unique Portfolio and Focus Gaylord Entertainment Co. 22

UNIQUE MODEL OUTPERFORMED DURING THE RECESSION

Contractual nature of advance group bookings provides a measure of top-line protection during periods of economic volatility – as a result, Gaylord’s group-focused model outperformed during the downturn

Additional upside exists beyond prior peak as Gaylord National continues to ramp and as a result of recent investments in leisure offerings

Relative RevPAR Performance Base Year = 2008

100 96.8 99.6

95 93.1

90 93.3

85 87.6

80 82.4

75

70

2008 2009 2010 2011

Upper Upscale Adjusted Gaylord Hotels

Note: Adjusted Gaylord Hotels includes Palms, Texan, National and Radisson. Upper Upscale segment numbers per Smith Travel Research.

II. Unique Portfolio and Focus Gaylord Entertainment Co. 23

HIGH BARRIERS TO ENTRY LIMIT FUTURE COMPETITION

Gaylord owns four of the nine convention hotels with greater than 400,000 square feet of meeting space

Exhibit/Meeting

Facility Name Location Hotel Rooms Space (ft2)

Venetian Resort & Casino Las Vegas, NV 4,049 2,250,000

Mandalay Bay Resort & Casino Las Vegas, NV 4,332 1,295,655

Gaylord Opryland Resort & Convention Center Nashville, TN 2,882 640,000

MGM Grand Hotel & Casino Las Vegas, NV 5,044 600,000

Gaylord National Resort & Convention Center National Harbor, MD 1,996 470,000

Marriott Orlando World Center Orlando, FL 2,000 450,000

Rosen Shingle Creek Orlando, FL 1,500 445,000

Gaylord Texan Resort & Convention Center Grapevine, TX 1,511 400,000

Gaylord Palms Resort & Convention Center Kissimmee, FL 1,406 400,000

Source: Company filings.

II. Unique Portfolio and Focus Gaylord Entertainment Co. 24

ASSETS IN PRISTINE CONDITION

Gaylord Opryland

1977 Initial phase of property completed and opened

2007-08 Renovation of rooms, guest corridors and public space

2010 Renovation of public space, guest rooms and areas damaged by the flood

Gaylord Palms

2002 Property completed and opened

2011-12 Renovation of rooms and guest corridors

2012 Addition of new amenities including a sports bar and two pools

Gaylord Texan

2004 Property completed and opened

2011 Addition of Paradise Springs, an award-winning resort pool

Gaylord National

2008 Property completed and opened

II. Unique Portfolio and Focus Gaylord Entertainment Co. 25

EXTENSIVE MEETING SPACE AND ELEGANT BANQUETING OFFERINGS

II. Unique Portfolio and Focus Gaylord Entertainment Co. 26

ENTERTAINING ENVIRONMENTS FOR MEETING AND NETWORKING

II. Unique Portfolio and Focus Gaylord Entertainment Co. 27

TASTEFULLY DECORATED ROOMS PROVIDE WARMTH AND COMFORT

II. Unique Portfolio and Focus Gaylord Entertainment Co. 28

III. LODGING REIT COMPARISON

GAYLORD ENTERTAINMENT®

LODGING REIT COMPARISON - ROOM COUNT

Gaylord will be in the middle one-third of the comparable set as measured by total number of guest rooms

Number of Rooms

As of Q1 2012

65,864 43,515 26,195 20,646 18,326 13,208 10,406 10,200 8,160 8,072 7,469 6,886 4,661 3,516 3,264

HST HPT AHT RLJ FCH SHO DRH LHO HT GET INN BEE PEB CHSP CLDT

Note: Room count includes pro rata share of consolidated and unconsolidated rooms.

Source: Company filings, Wall Street Research and Capital IQ.

III. Lodging REIT Comparison Gaylord Entertainment Co. 30

LODGING REIT COMPARISON - AVERAGE DAILY RATE

The ADR is a reflection of the high quality assets Gaylord owns; we anticipate that ADR will benefit from the addition of Marriott as the operator

FY 2011 Average Daily Rate

$248 $203 $193 $182 $175 $167 $167 $163 $153 $129 $129 $126 $125 $94 $90

BEE PEB LHO HST CHSP GET SHO DRH HT AHT FCH CLDT RLJ HPT INN

Source: Company filings, Wall Street Research and Capital IQ.

III. Lodging REIT Comparison Gaylord Entertainment Co. 31

LODGING REIT COMPARISON - TOTAL REVPAR

Gaylord has among the highest Total RevPAR compared to other lodging REITS, reflecting Gaylord’s ability to capture a greater share of guest spending

FY 2011 Total RevPAR

$338 $305 $258 $225 $216 $182 $181 $174 $120 $119 $109 $103 $103 $92 $58

BEE GET PEB LHO HST CHSP SHO DRH AHT FCH HT CLDT RLJ HPT INN

Note: Based on 2011 total revenue and 2011 estimated available rooms derived from Company reported RevPAR. Source: Company filings, Wall Street Research and Capital IQ.

III. Lodging REIT Comparison Gaylord Entertainment Co. 32

LODGING REIT COMPARISON - EBITDA / AVAILABLE ROOMS

Due to Gaylord’s ability to capture a greater share of guest spending, the Company generates the highest EBITDA/available room relative to other lodging REITS

FY 2011 EBITDA / Available Rooms

$25,374 $24,820 $22,998 $22,845 $18,139 $17,732 $16,790 $16,070 $15,870 $14,861 $13,921 $11,631 $11,587 $9,298 $5,256

GET BEE LHO PEB HT CHSP SHO HST HPT DRH AHT CLDT RLJ FCH INN

Note: Based on 2011 estimated available rooms derived from Company reported RevPAR. Source: Company filings, Wall Street Research and Capital IQ.

III. Lodging REIT Comparison Gaylord Entertainment Co. 33

LODGING REIT COMPARISON - CURRENT TRADING MULTIPLE

Despite being among the leaders in performance on Total RevPAR and EBITDA/Available Room, Gaylord’s trading multiple as a C-corp has consistently traded at a discount to most lodging REITs TEV / 2012E EBITDA

17.2x 15.8x 14.4x 13.9x 13.6x 13.6x 13.3x 13.1x 13.1x 12.8x 12.8x 11.5x 11.5x 11.1x 10.2x

PEB BEE HST LHO HT AHT DRH CHSP FCH SHO INN RLJ GET CLDT HPT

Note: TEV calculated using stock prices as of May 30, 2012. 2012E EBITDA represents high end of Gaylord Entertainment consolidated EBTIDA guidance. Source: Company filings, Wall Street Research and Capital IQ.

III. Lodging REIT Comparison Gaylord Entertainment Co. 34

IV. GROWTH OPPORTUNITIES

GAYLORD ENTERTAINMENT®

GROUP SEGMENT IS POSITIONED FOR RECOVERY

Lodging fundamentals suffered more severe declines during the downturn relative to other sectors

- Expected to recover at a stronger rate over the next few years

Group ADR has lagged the transient ADR recovery and presents a greater opportunity for upside at this point in the cycle

Occupancy is expected to return to peak 2007 levels in 2012 giving operators pricing power to drive rate growth

Rate growth is expected to drive strong RevPAR gains until supply growth accelerates in 2015

Group ADR vs. Transient ADR

(Year-Over-Year Growth)

8.0% 3.0% -2.0% -7.0% -12.0%

2005 2006 2007 2008 2009 2010 2011

-Group ADR -Transient ADR

Source: Smith Travel Research; reflects Upper Upscale segment across all U.S. markets

IV. Growth Opportunities Gaylord Entertainment Co. 36

FAVORABLE LODGING OUTLOOK

Supply growth remains at historically low levels

High replacement cost and long lead times remain as significant barriers to entry

Group bookings remain strong while attrition and cancellation rates remain low

Upper Upscale Supply & Demand Year-Over-Year % Change

10.0 4.0 -2.0 -8.0

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

- Demand - Supply

Source: Smith Travel Research

IV. Growth Opportunities Gaylord Entertainment Co. 37

SIGNIFICANT ORGANIC GROWTH OPPORTUNITIES

Recent capital investments present a high-return, compelling opportunity for organic growth

Marriott synergies provide an opportunity to further enhance the returns on these investments

The pipeline of potential investment opportunities is robust and attractive

Recent Investments

~$25 million

Investment at Gaylord Palms for a Sports Bar & 2 Pools

$13 million

Resort pool at Gaylord Texan

Robust Pipeline

Texan room expansion

Opryland room expansion

Palms room expansion

Dollywood joint venture (adjacent to Opryland)

Resort pool at National

IV. Growth Opportunities Gaylord Entertainment Co. 38

ACQUISITION STRATEGY

While we are focused on the reorganization as a REIT and the transition of the four hotels to Marriott near-term, acquisitions will be part of our long-term unit growth strategy

The following parameters will be used to target acquisition opportunities:

- Group-oriented large hotels and “overflow” hotels with existing or potential leisure appeal

Upper-Upscale assets with over 400 hotel rooms in top group destination markets

Highly accessible assets located in urban and resort markets

Possess or are located near convention centers

- Present a repositioning opportunity and/or would significantly benefit from capital investment in additional rooms or meeting space

- Improve geographic diversity of asset portfolio

Existing property brand flag will no longer be a constraint to acquisitive growth

The REIT will seek to purchase below replacement cost and apply its group expertise in yielding attractive returns on group-oriented, resort assets

IV. Growth Opportunities Gaylord Entertainment Co. 39

GAYLORD “COLORADO” PROJECT

As a REIT, the Company will no longer view large scale development as a means for growth

- Company will not proceed with Colorado project as previously anticipated

- However, the project has some very attractive and unique attributes

- Company will re-examine how the project could be completed with minimal financial commitment by Gaylord during the development phase

- This examination will be undertaken with investor expectations at the forefront and the company will keep investors informed as the process evolves

IV. Growth Opportunities Gaylord Entertainment Co. 40

V. CAPITALIZATION

GAYLORD ENTERTAINMENT®

BALANCE SHEET AND LIQUIDITY

Company has no maturities until the third quarter of 2014 and has ample liquidity

Debt Maturity Schedule 1 US$ in millions

$152.2 $185.0 $360.0 $400.0

2014 2015

Term Loan (L+225) Revolver (L+225) 3.75% Convertible Notes 6.75% Unsecured Notes

As of March 31, 2012

B3/B+

Corporate Family Rating

Caa2/B

Senior Unsecured Rating

$340 million

Revolver capacity

Source: Company filings.

1 Subject to compliance with terms of Notes indentures for 6.75% Unsecured Notes

V. Capitalization Gaylord Entertainment Co. 42

DEBT / 2012E EBITDA

Gaylord has less leverage than the majority of lodging REITs

Total Debt / 2012 E EBITDA

10.4x 8.5x 7.2x 7.0x 6.4x 5.7x 5.6x 5.1x 5.1x 4.9x 4.6x 4.5x 4.4x 4.0x 3.9x

AHT FCH BEE CLDT SHO INN CHSP HT RLJ DRH PEB GET HST HPT LHO

Note: Based on debt as of Q1 2012 and 2012E EBITDA per high end of Gaylord Entertainment consolidated EBITDA guidance. Source: Company filings, Wall Street Research and Capital IQ.

V. Capitalization Gaylord Entertainment Co. 43

INTEREST COVERAGE

Gaylord will have adequate interest coverage relative to other lodging REITs

Interest Coverage

6.6x 6.0x 5.3x 4.5x 3.8x 3.6x 3.6x 3.5x 3.0x 2.9x 2.8x 2.7x 2.3x 1.7x 1.7x

PEB GET LHO HPT CHSP DRH INN HST CLDT RLJ SHO HT BEE FCH AHT

Note: Based on LTM EBITDA and LTM net cash interest expense as of Q1 2012. Source: Company filings, Wall Street Research and Capital IQ.

V. Capitalization Gaylord Entertainment Co. 44

SUMMARY

GAYLORD ENTERTAINMENT®

INVESTMENT HIGHLIGHTS

High quality purpose-built assets

Transaction with world-class operator with ability to generate significant synergies

Conservative balance sheet and efficient capital allocation strategy

Strong organic and external growth strategy

Upside as lodging fundamentals continue to improve

High barriers to entry limiting future competition

New Co REIT

Summary Gaylord Entertainment Co. 46

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

GAYLORD ENTERTAINMENT®

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

$ in thousands

Full Year TTM

Gaylord Entertainment Company 2011 as of 3/31/12

Net income (loss) $10,177 $18,162

(Income) loss from discontinued operations, net of taxes (109)(126)

Provision (benefit) for income taxes 7,420 12,856

Other (gains) and losses, net 916 725

Income from unconsolidated companies (1,086)(913)

Interest expense, net 62,213 55,785

Operating income (loss) $79,531 $86,489

Depreciation & amortization 125,289 128,666

EBITDA $204,820 $215,155

Full Year

Gaylord Entertainment Company 2012 Guidance

Estimated operating income (loss) $118,450

Estimated depreciation & amortization 122,400

Estimated EBITDA $240,850

Source: Company filings

Note: Full Year 2012 Guidance shown is the high end of the range

Reconciliation of Non-GAAP Financial Metrics Gaylord Entertainment Co. 48